Exhibit (q)

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Jack D. Henderson
Jack D. Henderson
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Mary K. Anstine
Mary K. Anstine
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ James B. O’Boyle
James B. O’Boyle
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Rick A. Pederson
Rick A. Pederson
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Robert L. Stamp
Robert L. Stamp
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Westcore Trust hereby appoint JoEllen L. Legg, Todger Anderson, and Jasper Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Janice M. Teague
Janice M. Teague
Trustee

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned President of the Westcore Trust hereby appoint JoEllen L. Legg, and Jasper R. Frontz, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Todger Anderson
Todger Anderson
President

WESTCORE TRUST

POWER OF ATTORNEY

I, the undersigned Treasurer of the Westcore Trust hereby appoint JoEllen L. Legg, and Todger Anderson, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities relating to business of the Westcore Trust: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-14; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 13th day of February, 2008.

/s/ Jasper R. Frontz
Jasper R. Frontz
Treasurer